BRANDYWINE FUND, INC.

MANAGED BY FRIESS ASSOCIATES, INC.
ANNUAL REPORT
SEPTEMBER 30, 1996

DEAR FELLOW SHAREHOLDERS:

Your Fund hit historic new highs the last week of this quarter, a great way to end your fiscal year! An article in the October 4 issue of Investor's Business Daily listed Brandywine Fund among the 45 largest mutual funds based on total assets as of August 31, 1996. Of those 45 funds, your Fund was the NUMBER ONE PERFORMER for this September quarter as well as for the five years ended September 30, 1996.

While we're delighted that for the 10 years ending September 30, 1996, Lipper Analytical ranks Brandywine Fund the #1 performing no-load growth fund in the U.S. currently available to the public, we also enjoy having a positive response for the question, "What have you done for me lately?"

Your 6 percent growth for the September quarter compared most favorably to the DECLINE of 0.3 percent on the Nasdaq Industrials. The S&P 500 rose 3.1 percent and the Investor's Business Daily Mutual Fund Index 1.9 percent. Lipper's average growth fund grew 3.9 percent.

For the twelve months ended September 30, your Fund is up 10 percent which included the backtracking in last year's December quarter. After absorbing that, your assets advanced a bold 21 percent as we write today.

PERFORMANCE 6/30/94 TO 9/30/96

June 30, 1994         100
September 30, 1994    105.6
December 31, 1994     106.4
March 31, 1995        115
June 30, 1995         134.8
September 30, 1995    153.6
December 31, 1995     144.5
March 31, 1996        153.5
June 30, 1996         159.5
September 30, 1996    169

Those of you with us for the last five years enjoyed a 148 percent increase in your investment, 19.9 percent annualized, leaving behind the S&P 500 which rose just 103 percent, the IBD Index's 93 percent gain, and the 88 percent climb in the Nasdaq Industrials.

MOST RECENT FIVE YEARS

NYSE                72.2%
S&P MIDCAP          84.2%
NASDAQ IND.         87.7%
IBD*<F1>            92.9%
S&P 500*<F1>       102.9%
YOUR FUND*<F1>     148.2%

*<F1>TOTAL RETURN
IBD = Investor's Business Daily Mutual Fund Index

Your first nine months results through September 30 of 16.9 percent nicely outpace the major indices. The Nasdaq Industrials grew 14.8 percent, the IBD Index rose 14.3 percent, the S&P 500 climbed 13.5 percent, and the S&P Midcap gained 11.1 percent. In the most recent two years, you've seen a 60 percent jump in your Fund, or 26.5 percent on an average annualized basis.

In the last several weeks, mainstream economic thinking widely forecasted Federal Reserve tightening to slow an overheated economy. The consensus took a serious body blow in mid-September when indicators flashed that retail sales were lackluster at the same time inflation indicators posted tepid results.

Those who thought interest rates would rise reversed field.
Two weeks later, declining durable goods orders and rising jobless claims began painting a picture of economic activity slowing to sustainable levels on its own accord, without federal interest rate intervention, again showing the wisdom of Alan Greenspan's patient waiting strategy.

At Friess Associates we continue to focus on investments in companies whose growth is based on the ability to gain market share with the introduction of exciting new products. We emphasize companies whose margins are secured by an ability to price their goods and services in a way that offsets the impact from inflation. Companies whose profitability and growth depend solely on the overall direction of the economy are systematically eliminated as candidates for your Fund.

According to an analysis by O'Neil and Company, the growth of the companies in your portfolio exceeds that of those making up the S&P 500 yet P/E ratios on 1997 estimates are a modest 17 times.

COMPANY GROWTH

AVERAGE INCREASE LATEST 12 MOS. EARNINGS
Your Companies 53%
S&P 500 14%

AVERAGE INCREASE LATEST QUARTERLY EARNINGS
Your Companies 50%
S&P 500 14%

All S&P figures are unweighted. Analysis by William O'Neil & Co., Inc. September 27, 1996.

Your well-balanced research team isolated many individual companies which performed well for you this quarter. Some of the largest percentage gainers were Jon Fenn's Shaw Group, up 70 percent, Mark Lapolla's Finish Line, up 64 percent, and Insight Enterprises picked by Andy Graves rose 61 percent. Bill D'Alonzo's Remedytemp, Inc., increased 52 percent, ESC Medical picked by Carl Gates climbed 38 percent, Diane Hakala's Mastec, Inc. pick grew 36 percent, and A.J. Berk's Precision Response rose 23 percent.

Individual stock selection is what led us to participate in many energy-related stocks as previously mentioned in June. After a correction in July, energy stocks in your Fund resumed their upward trend. Cooper Cameron Corp. rose 31 percent, Energy Ventures grew 24 percent, and Reading & Bates increased 23 percent.

Worldwide hydrocarbon demand continues to outstrip supply, creating an environment where oil prices are far more stable than in the past. This allows more predictable cash flows and the confidence to increase drilling and development.

Today, new technologies such as 3D and 4D seismic, directional drilling, and floating production allow highly profitable field development at oil prices of $17 to $20 and natural gas prices of $1.75 to $2.00. So far, cautious optimism by the industry has mitigated the over-building of capacity which spoiled the profitable expansion in the late 1970's.

Concerns that additional oil would come onto the markets with Iraq's agreement to comply with United Nations' sanctions were alleviated by Saddam Hussein's recent behavior. To put that inevitable increase in oil supply in perspective, the expected 700,000 barrels per day from Iraq will represent less than one percent of worldwide consumption and roughly 35 percent of one year's increase in demand.

With global expansion being accelerated by increasing demand from fast-growing Asian economies, the big question is where will the additional needs come from, particularly since many mature fields such as the Alaskan North Slope and the North Sea are peaking out or already declining in production.

Recent strength in technology stocks was sparked when Intel, Diane Hakala's pick which rose 31 percent this quarter, pre-released its positive results. Why? Our field research indicated all year that end demand for computers and related electronics has been solid, yet many companies' first half earnings didn't truly reflect this. Inventory corrections masked the real picture. When inventories came down, fundamentals looked to be improving and lifted the wall of worry concerning end demand.

Meanwhile, companies such as David Harrington's Dell Computer, up 53 percent during the quarter, Clarke Adams' Gateway, up 41 percent, Jon Fenn's Adaptec, up 27 percent, and John Ragard's Western Digital, up 54 percent, among others, benefit from lower component prices for their products. This results in stronger gross margins and permits lower prices to consumers which in turn creates higher demand.

Our challenge every day is to focus our intensive, bottom-up research process on finding out what is really going on and then to compare what we have found to Wall Street's perceptions, ONE STOCK AT A TIME!

This research strategy is what fuels your ten year growth of 473 percent, or
19.1 percent annualized, compared to the S&P 500's 303 percent gain, the Nasdaq Industrials' 222 percent climb, and the IBD Mutual Fund Index's rise of 201 percent.

MOST RECENT TEN YEARS

NYSE               175.3%
IBD*<F2>           200.8%
NASDAQ IND.        221.9%
S&P 500*<F2>       303.5%
YOUR FUND*<F2>     473.2%

*<F2>TOTAL RETURN

One of Brandywine's largest shareholders, the Nobel Foundation, continues to have more than $35 million invested with you. Your Friess Associates team also remains committed to this strategy, with more than $30 million of their own personal assets invested in your Fund.

During the quarter, $178 million in new assets were entrusted to our stewardship. As always, we are honored by your confidence and grateful for your long-term perspective. We continually look forward to putting our strategy to work for your benefit as we shepherd your precious assets. Have a wonderful autumn!

God Bless!

/S/ Foster Friess

Foster Friess
President
October 7, 1996

HIGHLIGHTS . . .

AUTOMOTIVE & RELATED

If you own a vehicle made by General Motors, Ford, or Chrysler, there's a good chance you have some products made by SPX CORP. under the hood. Your company makes parts and tools used to manufacture and repair automobiles, specializing in brake parts and pumps.

A new management has cut costs and divested SPX from businesses which are least profitable. In a recent conversation with VP of Investor Relations, John Tyson, we learned that SPX relieved itself of two weaker businesses in Europe, selling them to companies outside the industry.

The June quarter doubled earnings to $.72 from $.36 last year. For the year ending December, analysts expect earnings to be up 135 percent.

Climbing 38 percent since purchase in April at $22, your shares trade today at $30.

COMMUNICATIONS

Talking on the telephone, communicating over the Internet, and even watching television involve data being transmitted over various wires and cables.

ADC TELECOM manufactures products which enhance data transmission. Ameritech, GTE, and Sprint are some of your company's major customers.

With the passage of the telecommunication reform rules by the FTC earlier this year, orders from telephone companies such as AT&T, Worldcom and the "Baby Bells" accelerated. Chief Executive Officer Bill Cadigan told investors at the Baird Conference recently that backlog of orders for all of ADC's equipment will likely surpass $1 billion in the next 12 months, up from $600 million today.

We learned from Aimee Gallogly, Treasurer, that many ADC customers have been testing your company's Homeworx platform for delivering pay-per-view video, telephone service, and modem access to their cable subscribers. Analysts believe these contacts have the potential for several millions of dollars in orders.

Revenues were $217 million for the recent July quarter, increasing 45 percent from last year's $150 million and fueling earnings growth of 25 percent from $.36 to $.45.

Purchased just in July at $44, your shares rose 46 percent to $64.

ELECTRONICS

Imagine printing the entire Bible on a piece of paper the size of a business card. Impossible, right? ETEC SYSTEMS, INC.' s equipment can do just that. Your company manufactures pattern generation equipment for the semiconductor industry.

Etec produces the machines which make the masks used for printing circuits on semiconductors. These masks serve the same purpose that negatives do in photography. Demand for these machines is driven by the increasing number of semiconductor chip designs and their complexity rather than by capacity needs and commodity pricing.

Chips are becoming smaller and more intricate and so require finer lines for the printed circuits -- moving from .8 micron to .5, down to .35 and eventually .25 micron. Etec is the only U.S. company currently shipping machines capable of producing the .25 micron-width line. Also, chips are being designed with multiple layers with each layer requiring a mask.

Phil Keon, CFO, told us recently that Etec can now produce a pattern generation machine in half the time it took last year -- only 26 weeks compared with 52 weeks. Even so, its backlog has more than doubled from $65 million in July 1995 to $148 million in July 1996.

Your shares purchased in June at $21 are now worth 62 percent more at $34.

FINANCIAL BUSINESS SERVICES

Folks with a somewhat checkered credit history can often experience difficulty obtaining a mortgage. AAMES FINANCIAL CORP. provides mortgage credit to these individuals. Because of its credit scoring expertise and the fact that it loans only 60 percent of the value of the home being purchased, your company has experienced almost no losses in its history.

Chairman Gary Judis explains that unlike most lenders whose loans tend to show problems in three years or so, Aames' problem borrowers become evident almost immediately leaving very little uncertainty as to future credit quality trends.

With office openings in 30 new states this year, Aames is extending its presence nationally with offices now in 37 states. Also, the acquisition of One-Stop Mortgage should increase loans originated by 40 percent.

For the June quarter revenues exploded 185 percent from $15 million to $44 million with earnings soaring 97 percent from $.32 to $.63.

Your shares leapt 75 percent to $50 from their April purchase price of $29.

FOOD/RESTAURANTS . . .

CKE ENTERPRISES, which operates the Carl's Jr. restaurant chain in the western United States, is witnessing same store sales growth near 11 percent. Listed on the NYSE, CKE is the second largest fast food restaurant operator in the state of California.

President Tom Thompson explained to us recently that CKE is remodeling four restaurants each week. These refurbished locations see sales rise by 10 to 15 percent each. Your company is adding the Green Burrito Mexican food product to one of the four remodeled stores, a concept called "dual-branding." Tom says this concept is the next wave in the fast food industry. In the dual-brand stores, sales increased by 20 to 25 percent.

The July quarter saw earnings jump 80 percent to $.27 from $.15 driven by the 18 percent climb in revenues to $128 million from $108 million.

When first purchased for you in July 1995, there were no Wall Street analysts following CKE. Now four analysts cover the stock.

Your shares have surged 146 percent since purchase and now sell at $31.

NETWORKING

Best known for its high-end routers which allow computer networks to communicate over long distances, CISCO SYSTEMS is the world's networking giant with annual sales expected to exceed $5 billion for the current fiscal year.

Your company's recent acquisition of Stratacom helps position Cisco in the telecom market as, according to Larry Carter, Chief Financial Officer, Stratacom's frame relay and ATM switching technologies complement Cisco's routing and Ethernet switching business.

With networking, the older mainframes are replaced by servers and "smart" personal computers -- those with the Intel or Apple processors inside to make them run more quickly and efficiently. These PC's are tied together into intranets -- within a firm -- and the Internet, thereby building the Internet's network of PC's, servers, and workstations.

Revenues exploded 108 percent during the recent July quarter to reach $1.2 billion, up from $621 million last year, fueling earnings growth of 80 percent from $.25 to $.45.

Original shares purchased in April 1995 at $20 have more than tripled to $62. Additional shares, purchased following the Stratacom acquisition in July, less than three months ago, have already increased 18 percent.

OIL/GAS FIELD SERVICES

During the '80's and early '90's, when the oil and gas exploration industry was experiencing a decline, many drilling companies would cannibalize used drill pipe from older, abandoned rigs to complete a job. Now that this inventory of used drill pipe is depleted, ENERGY VENTURES is seeing an increase in its business.

Your company, listed on the NYSE, makes steel piping and special connecting joints used to drill the holes to find oil and natural gas. As the world's largest drill pipe manufacturer, Energy Ventures is enjoying the resurgence in this industry.

In recent conversations with Chief Financial Officer Jim Kiley, we learned that improvements in the efficiency of your company's manufacturing processes are contributing to significant increases in profit margins.

Earnings last quarter came in at $.31, more than double the $.14 posted last year as revenues grew 50 percent to $120 million from $80 million. Analysts anticipate earnings growth of nearly 100 percent for the September quarter.

Selling now at $41, your shares have jumped 65 per-cent since their $25 September purchase price.

SEMICONDUCTORS & RELATED

Just as the commercial claims, if it says "Intel inside," you know the computer contains a Pentium processor and therefore runs at high speed. Virtually all personal computer manufacturers -- Compaq, IBM, Dell, and Gateway -- are customers of INTEL CORP. which produces the Pentium.

Intel's CEO Andy Grove told us recently that your company's newly completed Pentium plant in Chand-ler, Arizona, is designed not only for this chip, but also for the next generation of chips. All that will be required is a simple change in the equipment.

Your company is, by far, the major producer of microprocessors for PC's, its newest being the Pentium Pro. These chips serve as the primary "brain" for the PC and are becoming faster and able to handle even greater function than before.

With PC unit growth above expectations, Intel's earnings jumped 18 percent during the June quarter to $1.17 from $.99 while revenues rose 19 percent to $4.6 billion from $3.8 billion.

In just two months, your shares climbed 31 percent, selling now at $95 up from the purchase price of $72.

SOFTWARE

As we quickly approach the next millennium, many corporations are concerned about how their software will meet their needs in the year 2000. To ensure that their equipment is well suited, these corporations turn to COMPUWARE CORPORATION, with 5,500 employees worldwide, to help them switch from mainframe computers to a client/server environment.

Most mainframe setups are designed only to handle two digits in every date field. If a user enters "00" the computer will read that year as 1900, not 2000. Jeff Ray, VP of Professional Services, recently informed us that Compuware sends its people out to companies to make changes to their computer system so it will function properly after December 31, 1999.

Many Fortune 500 companies like AT&T, Ford, and Dow Chemical, outsource their needs for software professionals to Compuware.

Last quarter earnings leapt 94 percent from $.17 to $.33 on revenue growth of 29 percent moving from $126 million to $162 million.

Up 23 percent since purchase in May at $37, your shares now sell at $46.

TRANSPORTATION

If you've ever gotten your car stuck in the mud or snow, chances are it's been a tow truck made by MILLER INDUSTRIES that has pulled you out. The largest manufacturer of towing and recovery equipment in the world, your company enjoys growth opportunities that only the major players in a fragmented industry experience.

According to Chief Executive Officer and Founder, Bill Miller, your company broadened its presence geographically by acquiring two wrecker manufacturers in Europe. The acquisition of four of Miller's distributors as well as Vulcan International, a large U.S. wrecker manufacturer, strengthens your company's position in the United States.

Revenues jumped 51 percent during the recent July quarter driving earnings up 43 percent from $.07 last year to $.10. For the fiscal year ended April revenues were up 33 percent and earnings per share climbed 23 percent.

Your company's management owns 30 percent of Miller stock and is very much in tune with the needs of their fellow stockholders. Recently your company won a patent suit against a smaller competitor, reinforcing Miller's contention that its technology is uniquely theirs.

Traded on the NYSE, your shares now at $39.50 are more than double their $18.50 January purchase price.

FELLOW SHAREHOLDER . . .

In 1971, Dr. Keith Phillips started a Christian Bible school in the Los Angeles ghetto of Watts. He soon realized that to make a real difference in people's lives he needed to have a long term relationship with them. Today his idea has grown into the World Impact organization serving inner-city families in 13 urban centers across America.

World Impact's center in Chester, Pennsylvania was launched in 1988 and now includes classes for kids, after-school activities for teens, and programs for adults.

Five years ago Keith Phillips visited Chester and spoke at some local churches. Foster and Lynn Friess invited a group of people to meet him. It was there that the seed of an idea was planted.

Lois Aldrich attended that gathering and heard Dr. Phillips' hopes of someday offering vocational training that could help people in the inner city find jobs, get off welfare, and turn their lives around. Lois says, "A light bulb went on in my head." A nurse with experience in teaching nurse's aid certification, Lois decided to put together a program.

After trudging through the bureaucracy and paperwork of a state-licensed program, she obtained approval for her course, resigned from her other job, and started a pilot program in summer 1993 at World Impact's Frederick Douglass Christian School in Chester. Starting with two students, Lois is now teaching her seventh class and counts 32 graduates of her program, including four men.

The students attend class for eight weeks, three days a week. Half their time is spent in the classroom and half is spent in a nursing home learning how to care for people who are not able to care for themselves.

But the program's purpose goes beyond job training. Lois spends a lot of personal time with her students helping them to believe in their own self-worth and to have confidence that they can make a positive contribution in the workplace.

Some of the students are young, single mothers on welfare. Some students, in their thirties with grown children who've given them grandchildren to care for, are entering the job market for the first time.

Although a few students have gone through the program and not sought employment, most of her graduates have jobs and feel good about themselves and their accomplishments.

Lois lives in Kennett Square, Pennsylvania with her husband, an engineer with the DuPont Company. Her daughter, just graduated from college, is a teacher, and her son is a junior in college. When she has a little free time for herself she enjoys working on craft projects, gardening, and camping with her family.

We salute Lois and her commitment to volunteer her time to improve the lives of her students. World Impact is one of the outstanding organizations we number among our fellow Brandy-wine Fund shareholders, and we are honored to support their good works.

- Margaret Barton

DON'T PANIC . . .

when you see your October 25th Fund quote in the newspapers. That day you will receive a distribution of APPROXIMATELY $1.07 per share -- $.95 in long-term capital gains and $.12 in short-term capital gains (treated as ordinary income) -- so your quote will be reduced accordingly.

WHILE INCOME TAX WILL HAVE TO BE PAID FOR THIS YEAR ON THE DISTRIBUTION, IT WILL NOT HAVE TO BE PAID LATER ON THIS SAME AMOUNT IF AND WHEN THE SHARES ARE REDEEMED.

Shares purchased on or after October 25, 1996 will not receive the distribution and will not incur the consequent tax liability.

GROWING YOUR FUND . . .

We would not be able to create any gains for you in the Fund were it not for the many folks at all the companies in your portfolio. The people on the shipping docks, in secretarial pools, and on the assembly line are those who are really responsible for your Fund's success. Because of their essential contribution we want to highlight these individuals.

This quarter we would like to introduce you to Lysa Bryant, one of three Investor Relations contacts at Compaq Computer, whom your consultant Mike Davis met when he was researching new developments at the company.

Lysa admits that it took a little while to gain the confidence to speak for Compaq, because she knows that what she says can have a big impact on the stock as the Investor Relations group serves as the company's liaison to Wall Street.

When Compaq makes an announcement, or the press catches hold of a rumor about the company, Lysa's department can be on the phone all day confirming, denying, or explaining the issues.

As program manager for Investor Relations, Lysa sets up all the meetings with the institutional investors and the analysts, and she handles all the details when Compaq participates in a technology conference -- everything from catering services to developing computerized multi-media presentations.

Lysa started at Compaq as a temporary worker in the software training department. Two years later, when a permanent position opened up in the Investor Relations office, she jumped at the chance.

Praising her boss, Alice McGuire, a good friend to Lysa who encourages her to grow in her job, Lysa remembers, "I had been here two weeks, and Alice came to my son's second birthday party. How many bosses do you know of who would do that after just two weeks?"

With their two sons, Hayden and Colby, Lysa and her husband Mike live in Tomball, Texas, outside of Houston, and are kept busy with soccer, baseball, and Cub Scouts. When they find a little time to get away, they enjoy scuba diving and motorcycling.

We applaud Lysa and the more than 17,000 employees at Compaq for adding value to your investment in Brandywine. Compaq shares purchased during this quarter have already brought in more than $17 million to your portfolio.

- Margaret Barton

A.J.  . . .

Researcher Andre "A.J." Berk, traces his interest in the stock market back to his high school days, when he began investing in growth stocks. Upon entering Wayne State University in Detroit, A.J. had already decided to major in Business and earned a B.S. in Economics and Finance in 1986.

A.J. joined your Phoenix research team in December 1994 after spending seven years as a financial analyst for a small money management firm located near his home in the Detroit suburb of West Bloomfield. During his time there, he had three years of continuous contact with researcher, Diane Hakala.

The two met at an investment conference and A.J. recalls, "I was instantly impressed by Diane's in-depth knowledge of multiple industries and specific companies. That research-intensive strategy is instrumental in our fulfilling our important obligation to those depending on us to grow their assets."

According to senior researcher John Ragard, A.J. quickly and effectively grasped the Friess strategy. "A.J. is an extraordinarily thorough researcher. As teammates, we have the opportunity to regularly bounce stock ideas off each other. In almost every instance when we discuss an issue about a company that needs to be understood, A.J. has already thought it through and contacted several industry sources about it."

Reflective of A.J.' s capabilities, PHP Healthcare, Benton Oil, Newbridge Networks, Bush Industries, Shared Medical, and Praxair have together gained $108 million for your Fund.

With his interest in playing tennis and hockey and his active involvement in the Cystic Fibrosis Foundation, A.J. keeps busy during his time away from the office.

 - Rebecca Buswell

CONRAD . . .

After three years as a researcher in both your Wilmington and Jackson offices, Conrad Doenges went out on his own as a consultant two years ago and moved back to his native Tulsa, Oklahoma.

While not a hub in the investment world, the location works perfectly for Conrad as the "virtual office" concept at Friess Associates enables him to be near his family and communicate with Friess researchers via Lotus Notes and fax just as though he were visiting any of our three main offices.

"With the computer systems Friess has in place, your research team can more effectively grow your investments and tap into company contacts in every major city," Conrad explains.

 "For example, in August I met in Tulsa with all the senior management of Apache Corporation, a stock followed by Wilmington-based senior researcher, John Ragard. My meeting saved John nearly two full work days as he didn't have to travel to Tulsa and back."

In 1988, Conrad earned a B.A. in History from Davidson College where he served as President of the student body his senior year. Upon graduating, he was a corporate banking officer at NationsBank in both Charlotte and Chicago. There he received rigorous financial analysis training he now implements in dissecting a company's financial statement.

Some of those companies Conrad recommended for your Fund include Jones Apparel, Scott Paper, LSI Logic, Wet Seal, and Input Output, which together have brought you more than $115 million in gains.

Friess researcher and college buddy Andy Graves applauds Conrad's abilities. "Conrad and I collaborate often on companies for your Fund, and he has a keen eye for the finances of a business which can drive its success. His patience and cool head give him an edge in this fast-paced and often tough business."

Aside from picking stocks, Conrad enjoys keeping fit and works out daily -- lifting weights and running. He is also active in his community, serving on the boards of The Arts and Humanities Council of Tulsa, and Art After Five at Philbrook Art Museum.

- Rebecca Buswell

MIMI . . .

"As assistant to researcher Andy Graves, I understand the value of being a team player, especially in an industry where timing is of the utmost importance. By focusing on the variables that can significantly impact a stock's price like a new product line or new management, and alerting Andy to those issues, I can effectively empower him in his research efforts on behalf of our clients and shareholders."

That's how research manager Mimi Wry describes her role at your Jackson Friess Associates headquarters.

Lettering in four varsity sports all through high school, in Summit, New Jersey, it's no surprise that Mimi thrives within the Friess team environment. "Everyone makes a contribution. Everyone shares the same enthusiasm for fulfilling our mission of growing the assets entrusted to us," Mimi relates.

Graduating from Bucknell University in Lewisburg, Pennsylvania with a degree in psychology, Mimi went on to graduate studies in the social work program at Rutgers University. She worked as a youth counselor with troubled teenagers, first in New Jersey and later in Jackson. Then, for a total change of pace, Mimi worked in technical support at a software company, testing new products and helping clients solve technical problems.

Complimenting her organizational skills, Andy says, "Mimi's knack for coordinating with three consultants located in San Francisco, Tulsa, and Minneapolis, all from her office in Jackson, is an invaluable contribution to our investment objective." Mimi's work helped in producing gains of more than $200 million for your Fund from Andy's Cisco Systems, Tellabs, Tommy Hilfiger, and Gap selections.

Mimi loves most outdoor activities, particularly skiing and backpacking, and she also enjoys playing tennis and ice hockey. Last summer, Mimi climbed the Grand Teton. Now her teammates are just waiting to see what adventure she will tackle next!

- Margaret Barton

 The investment community is filled with experts who publish information for the investing public about where to put their money. We at Brandywine Fund recognize that these folks help grow our Fund since many of our shareholders decide to pool their assets with ours based in part on the articles and materials they read. Because we understand how important this influence is to our business, we are launching this feature to highlight these individuals in future reports.

FUND EXPERT . . .

With so many mutual funds in the marketplace today, the $320 million asset management firm, Litman/Gregory & Company, based in San Francisco, uses a screening system to select which funds to include for their clients.

Co-founder Ken Gregory looks for the following characteristics in a fund's manager: an experienced track record relative to its appropriate peer group; a willingness to think independently and act upon that; an intense focus; and, most importantly, a passion for the business. Ken says he finds all of these in your Friess Associates research team.

"Friess Associates is one of the very few examples of an investment firm that has grown rapidly but maintained its ability to manage more money and more people effectively," Ken states. "Many firms who grow stumble and trip in terms of delivering the same quality and performance they provided when they were small. This has not been the case with Friess."

Just after launching Litman/Gregory in 1987, Ken discovered Friess Associates and Brandywine Fund and wanted to offer Brandywine to their clients. Their firm is set up to invest only through Charles Schwab, so they could not initially propose Brandywine as an option to their clients because, at that time, Brandywine was only available through direct investment.

Ken's enthusiasm about the opportunities Brandywine could create for his clients finally convinced Foster to form a relationship with Schwab exclusively for Litman/Gregory. Since 1989, Litman/Gregory clients, primarily individuals whose average account size is $2 million, have been fellow Brandywine shareholders.

Litman/Gregory's newsletter, The No-Load Fund Analyst is one of the most widely respected publications in the financial press and, according to Ken, has been instrumental in fueling the company's growth. "We have never marketed our services, but, instead, have focused on generating good performance for our clients -- the best advertising of all."

Before joining up with Craig Litman, Ken worked in the investment industry as president of an asset management company and as a financial adviser. He earned his MBA at the University of Michigan and returned to his native San Francisco where he and his wife of 15 years, Erica, live and raise their three children.

A shareholder himself, Ken understands how the Friess strategy works and explains, "I'm impressed with Brandywine's obsessiveness in knowing their companies well and understanding what's driving revenues and earnings. This business is filled with bright people, but being bright isn't enough. To really be successful, you must be obsessed with getting any edge on the competition that you can. The Brandywine team does just that."

- Rebecca Buswell

ALL IS NOT ROSES . . .

The old adage, "You win some, you lose some" applies to nearly everything, including the activity in your Fund's portfolio. The trick is to win more than you lose. Fortunately, this was a quarter in which you did just that.

There were nine companies that gave up more than $10 million each during the quarter. Glenayre Technology, Dayton Hudson, WorldCom, Intimate Brands, Analog Devices, and Office Depot were all sold from your portfolio. You still hold Newbridge Networks, Sears Roebuck and Gap, all solid holdings, together bringing in more than $27 million since initial purchase.

You saw 15 companies contribute more than $10 million a piece during the quarter, eight of which exceeded gains of $20 million each. Your largest gainer, Dell Computer with $66 million, alone gave you more than what your three leading decliners lost.

Other major winners for you were Intel Corp. bringing in $60 million, 3Com Corp. and BMC Software with $37 million a piece, Nike at $29 million, Gateway 2000 contributing $27 million, Cisco Systems gaining $26 million, and Adaptec with $23 million.

ON THE CUTTING EDGE . . .

CUTTING BOARDS PROTECTING AGAINST SALMONELLA AND E. COLI . . . HOSPITAL GOWNS
KILLING STAPH   GERMS ON CONTACT
By adding bacteria-killing chemicals to plastics and synthetic fibers, Microban Products Co. in Huntersville, N.C. is making these and other products with built-in antibacterial protection. The pellet-encased ingredient is colorless, odorless, and, unlike surface coating, does not wash off. Hasbro is test-marketing a child's high-chair with the ingredient molded into the food tray.

STOPPING DISABLED PLANES
"Foamcrete," a mixture of cement, water, and foaming agents, manufactured by Engineered Systems in Aston, Pennsylvania, can stop a runaway Boeing 727 traveling at 60 mph within 400 feet. Disabled planes making an emergency landing would roll onto a strip of foamcrete laid out at the end of the runway. Currently, foamcrete is being installed at New York's Kennedy Airport; the Boston and Seattle airports may soon follow.

"BATTERIES NOT INCLUDED" -- BUT THIS TIME THEY ARE NOT NECESSARY
Trevor Bayless, a British inventor, has created the Bayless Clockwork Radio. Simply wind it up like an old-time phonograph, and listen to AM, FM, or short wave for half an hour. A grant from the British government is making the radios available for $4 a piece for aid agencies to distribute in African villages.
The hope is the radios will be a good source for distance learning and health information. The "Freeplay" radio makes a logical emergency set here in the U.S. because it can be stored unwound and wrapped in watertight plastic without worrying about batteries leaking. The retail price here is about $100.

SOMETIMES LESS IS MORE
Personal digital assistants are those "pocket computers" that are usually too heavy, slow, and complicated to be useful. Palm Computing's Pilot fits in a pocket, weighs 5.7 ozs., and has one goal -- to keep you organized. Set the Pilot into a special cradle attached to your personal computer, press one button, and the two devices exchange updates of their data -- phone numbers, addresses, appointments. Since the Pilot was introduced in April, retailers can barely keep the $299 device in stock. Palm's parent company is U.S. Robotics Corp.

TOP TEN . . .

There were no new industries appearing in your top ten this quarter, but some rearrangement did occur.

The greatest shift took place in your Retailing category, which decreased from
16.3 percent in June to 12.5 percent this quarter, still maintaining the number one position. A major portion of your Sears position and your entire Dayton Hudson position were sold, reducing the size of this group. You also sold American Eagle Outfitters, Estee Lauder, and some of your Gap stock, realizing more than $17 million in gains.

Your number two group in June, Oil/Gas Field Services, still occupies that spot but was pared back from 14.6 percent to 11.7 percent. Profits of nearly $20 million were created when Benton Oil, Digicon, Ensco International, Global Industries, and Tidewater were all removed from your portfolio.

With the addition of Adobe Systems, Cheyenne Software, Computer Associates, Informix, McAfee Associates, and Structural Dynamics to your portfolio during the quarter, your Software category grew from 7.2 percent in June to 11.7 percent to occupy the number three position. So far, these companies have added close to $40 million to your Fund.

TOP TEN INDUSTRY GROUPS

Cash 0.8%
Healthcare 2.9%
Semiconductors & Related 4.6%
Communications 5.7%
Networking 7.1%
Financial/Business Services 7.4%
Apparel & Shoes 7.8%
Computers & Related 10.7%
Software 11.7%
Oil/Gas Field Services 11.7%
Retailing 12.5%

BRANDYWINE FUND, INC.
STATEMENT OF NET ASSETS
September 30, 1996

                                                                       QUOTED
                                                                       MARKET
SHARES OR PRINCIPAL AMOUNT                                COST          VALUE
--------------------------                                ----        -------
COMMON STOCKS - 99.2%(A)<F4>

            APPAREL & SHOES - 7.8%
   136,000  Brown Group, Inc.                       $2,614,288     $3,162,000
   642,700  Jones Apparel Group, Inc.*<F3>          24,764,804     40,972,125
   181,000  Kenneth Cole Productions Inc.*<F3>       3,387,276      3,416,375
 2,111,200  Liz Claiborne, Inc.                     60,123,949     78,642,200
 1,515,100  NIKE, Inc. Cl B                         76,333,651    184,084,650
   926,900  Nine West Group Inc.*<F3>               45,410,656     50,284,325
   109,800  Pacific Sunwear of California, Inc.*<F3> 1,770,206      3,609,675
 1,076,100  The Sports Authority, Inc.*<F3>         23,775,387     28,651,162
   403,600  St. John Knits, Inc.                    17,101,841     20,230,450
   225,000  The Stride Rite Corp.                    2,112,335      2,025,000
   819,250  Tommy Hilfiger Corp.*<F3>               24,409,880     48,540,563
   160,000  Vans, Inc.*<F3>                          1,741,250      3,060,000
   180,000  The Wet Seal, Inc.*<F3>                  3,654,472      6,480,000
                                                  ------------    -----------
                                                   287,199,995    473,158,525
THIS SECTOR IS 64.7% ABOVE YOUR FUND'S COST.

            AUTOMOTIVE & RELATED - 0.5%
   179,700  Arvin Industries, Inc.                   4,288,833      4,425,112
   140,500  Borg-Warner Automotive, Inc.             4,789,428      4,987,750
   276,100  Lear Corporation*<F3>                    8,469,228      9,111,300
   274,900  SPX Corp.                                5,931,140      8,212,638
   108,000  Tower Automotive, Inc.*<F3>              2,670,549      2,767,500
                                                  ------------    -----------
                                                    26,149,178     29,504,300
THIS SECTOR IS 12.8% ABOVE YOUR FUND'S COST.

            BUILDING & RELATED - 0.5%
   264,900  AMRE, Inc.*<F3>                          4,247,560      3,675,487
   210,000  Champion Enterprises, Inc.*<F3>          4,642,100      4,751,250
   362,800  Dal-Tile International Inc.*<F3>         5,077,476      5,940,850
   150,000  Pacific Greystone Corp.*<F3>             1,673,330      1,556,250
   476,000  U.S. Industries, Inc.*<F3>              12,651,853     12,495,000
                                                  ------------    -----------
                                                    28,292,319     28,418,837
THIS SECTOR IS 0.4% ABOVE YOUR FUND'S COST.

            COMMUNICATIONS - 5.7%
   585,600  ADC Telecommunications, Inc.*<F3>       25,488,852     37,478,400
   310,000  Andrew Corp.*<F3>                       15,715,578     15,461,250
   179,300  Aspect Telecommunications
              Corp.*<F3>                             9,603,245     11,161,425
    34,000  Cable Design Technologies Corp.*<F3>     1,167,100      1,360,000
   636,000  Comverse Technology, Inc.*<F3>          15,379,670     24,724,500
    80,000  Digital Systems International, Inc.*<F3> 1,349,375      1,430,000
   500,000  Dynatech Corp.*<F3>                     17,081,253     22,875,000
   634,000  ECI Telecom Ltd.                        13,476,488     13,314,000
   476,000  MasTec, Inc.*<F3>                       15,140,538     16,303,000
   101,000  Metro One
              Telecommunications, Inc.*<F3>            962,250      1,363,500
    53,000  MICROS Systems, Inc.*<F3>                1,510,500      1,563,500
   339,900  Octel Communications Corp.*<F3>          8,981,743      9,857,100
 2,117,500  Tellabs, Inc.*<F3>                      82,242,103    149,548,437
   620,800  U.S. Robotics Corp.*<F3>                44,169,939     40,119,200
                                                   -----------    -----------
                                                   252,268,634    346,559,312
THIS SECTOR IS 37.4% ABOVE YOUR FUND'S COST.

            COMPUTERS & RELATED - 10.7%
 1,826,300  Adaptec, Inc.*<F3>                      83,187,610    109,578,000
   782,100  American Power Conversion Corp.*<F3>    10,596,372     11,438,212
   318,800  Applied Magnetics Corp.*<F3>             5,383,630      5,658,700
   646,700  Auspex Systems, Inc.*<F3>               10,221,638      9,943,013
    69,800  BancTec, Inc.*<F3>                       1,455,638      1,457,075
    75,000  CHS Electronics, Inc.*<F3>                 947,500      1,021,875
 2,373,600  Compaq Computer Corp.*<F3>             134,582,582    152,207,100
   260,800  Control Data Systems, Inc.*<F3>          6,096,553      6,031,000
   396,300  Data General Corp.*<F3>                  5,335,920      5,548,200
 1,539,300  Dell Computer Corp.*<F3>                50,366,387    119,680,575
    78,000  Eltron International, Inc.*<F3>          2,275,218      2,525,250
 1,946,600  Gateway 2000, Inc.*<F3>                 76,382,688     93,193,475
   135,000  MicroTouch Systems, Inc.*<F3>            2,285,302      2,531,250
   164,000  PAR Technology Corp.*<F3>                2,450,500      2,316,500
    35,300  Pomeroy Computer Resource, Inc.*<F3>       970,288      1,156,075
 1,193,400  Sun Microsystems, Inc.*<F3>             57,266,753     74,139,975
 1,209,200  Western Digital Corp.*<F3>              29,559,008     48,519,150
                                                   -----------    -----------
                                                   479,363,587    646,945,425
THIS SECTOR IS 35.0% ABOVE YOUR FUND'S COST.

            DISTRIBUTION - 1.2%
   286,100  Black Box Corp.*<F3>                     6,870,024      9,441,300
   195,000  InaCom Corp.*<F3>                        4,215,501      6,678,750
   435,000  MicroAge, Inc.*<F3>                      6,535,348      8,210,625
   707,300  Tech Data Corp.*<F3>                    11,433,279     19,715,987
   780,000  U.S. Office Products Co.*<F3>           31,212,712     27,982,500
                                                   -----------    -----------
                                                    60,266,864     72,029,162
THIS SECTOR IS 19.5% ABOVE YOUR FUND'S COST.

            ELECTRICAL EQUIPMENT MANUFACTURERS - 1.7%
   247,000  AAR CORP.                                5,721,962      5,711,875
   163,000  Aviation Sales Company*<F3>              3,235,270      3,137,750
   206,100  BE Aerospace, Inc.*<F3>                  4,030,310      4,250,812
   594,300  Honeywell Inc.                          34,458,391     37,515,188
   350,000  Precision Castparts Corp.               14,149,510     16,975,000
   847,200  Sundstrand Corp.                        29,823,605     33,040,800
                                                  ------------   ------------
                                                    91,419,048    100,631,425
THIS SECTOR IS 10.1% ABOVE YOUR FUND'S COST.

            ELECTRONICS - 1.5%
   175,000  Computer Products, Inc.*<F3>             3,685,310      3,828,125
   269,100  Etec Systems, Inc.*<F3>                  5,632,988      9,149,400
   153,000  Reptron Electronics, Inc.*<F3>           2,505,375      2,715,750
 1,102,400  SCI Systems, Inc.*<F3>                  44,216,879     62,010,000
   447,400  Waters Corp.*<F3>                       11,856,100     14,652,350
                                                  ------------    -----------
                                                    67,896,652     92,355,625
THIS SECTOR IS 36.0% ABOVE YOUR FUND'S COST.

            FINANCIAL/BUSINESS SERVICES - 7.4%
   192,000  AamesFinancial Corp.                     5,520,710      9,672,000
   836,600  AccuStaff Inc.*<F3>                     21,894,377     21,647,025
   569,100  AmeriCredit Corp.*<F3>                   9,812,912     10,457,212
    90,800  Amerin Corp.*<F3>                        2,015,670      2,043,000
 2,211,300  Associates First Capital
              Corporation                           76,650,092     90,663,300
   640,500  Beneficial Corp.                        33,612,789     36,828,750
   137,500  CMAC Investment Corp.                    7,963,360      8,731,250
   123,600  Comdisco, Inc.                           3,497,561      3,568,950
 1,200,000  Conseco, Inc.                           53,633,358     59,100,000
   123,300  CORT Business Services
              Corporation*<F3>                       2,343,135      2,512,237
   527,900  Credit Acceptance Corp.*<F3>             9,962,923     14,517,250
   550,800  Diebold, Inc.                           29,320,501     32,152,950
   681,000  Employee Solutions, Inc.*<F3>           11,876,889     11,747,250
    62,000  ITI Technologies, Inc.*<F3>              1,659,000      2,185,500
   528,300  Metromail Corporation*<F3>              10,770,446     11,424,488
   745,000  MGIC Investment Corp.                   48,087,415     50,194,375
   148,000  MIM Corporation*<F3>                     2,087,915      2,146,000
   641,350  The Money Store, Inc.                   10,811,193     16,995,775
   451,000  Norrell Corp.                            5,098,572     14,206,500
   249,000  Personnel Group of America, Inc.*<F3>    3,773,595      6,474,000
   367,100  The PMI Group, Inc.                     16,719,422     19,502,188
   363,700  The Quick & Reilly Group, Inc.          11,243,713      9,547,125
   170,200  RemedyTemp, Inc.*<F3>                    2,405,639      3,616,750
   278,900  StaffMark, Inc.*<F3>                     3,630,869      3,939,462
    78,000  Ultrak, Inc.*<F3>                        1,403,910      2,145,000
   135,000  Warrantech Corp.*<F3>                    1,074,375      1,316,250
                                                  ------------   ------------
                                                   386,870,341    447,334,587
THIS SECTOR IS 15.6% ABOVE YOUR FUND'S COST.

            FOOD/RESTAURANTS - 1.2%
   253,300  CKE Restaurants, Inc.                    3,125,912      7,788,975
   286,200  Dean Foods Co.                           7,848,278      8,085,150
   541,100  Flowers Industries, Inc.                 9,964,930     11,024,912
   397,000  Food Lion Cl A                           3,148,728      3,573,000
   488,000  Food Lion CL B                           3,827,230      4,331,000
    45,000  Foodmaker, Inc.*<F3>                       455,200        450,000
   656,600  The Kroger Co.*<F3>                     28,423,875     29,382,850
    53,000  Morton's Restaurant Group, Inc.*<F3>       943,930        927,500
   122,600  ShowBiz Pizza Time, Inc.*<F3>            1,985,708      2,222,125
   147,000  Sonic Corp.*<F3>                         3,191,718      3,730,125
                                                  ------------    -----------
                                                    62,915,509     71,515,637
THIS SECTOR IS 13.7% ABOVE YOUR FUND'S COST.

            HEALTHCARE - 2.9%
   357,500  Genesis Health Ventures, Inc.*<F3>       9,677,465     10,054,687
   210,000  Health Images, Inc.                      2,523,986      2,808,750
   207,200  HealthCare COMPARE Corp.*<F3>            9,221,842      9,816,100
    68,100  HealthPlan Services Corp.*<F3>           1,002,214      1,489,688
 1,380,500  HEALTHSOUTH Corp.*<F3>                  48,483,891     52,976,688
   100,700  MedCath Inc.*<F3>                        1,748,819      1,711,900
 1,046,892  MedPartners, Inc.*<F3>                  20,553,529     23,816,793
   988,600  OrNda HealthCorp*<F3>                   25,361,913     27,062,925
   411,500  Pacificare Health Systems, Inc.*<F3>    33,084,113     35,594,750
   410,000  Quorum Health Group, Inc.*<F3>           9,884,110     10,147,500
                                                   -----------    -----------
                                                   161,541,882    175,479,781
THIS SECTOR IS 8.6% ABOVE YOUR FUND'S COST.

            HOME/OFFICE & RELATED - 1.9%
   395,400  Apogee Enterprises, Inc.                13,635,848     13,839,000
   282,500  Central Garden & Pet Co.*<F3>            5,215,857      5,685,312
   278,400  HON INDUSTRIES Inc.                     11,093,660     11,066,400
   155,000  Hughes Supply, Inc.                      5,495,523      5,735,000
 1,633,900  Lowe's Companies, Inc.                  62,670,396     66,785,663
   243,300  Herman Miller, Inc.                      8,016,078      9,853,650
                                                  ------------   ------------
                                                   106,127,362    112,965,025
THIS SECTOR IS 6.4% ABOVE YOUR FUND'S COST.

            LEISURE & ENTERTAINMENT - 1.0%
   526,000  Action Performance Cos. Inc.             6,260,651      6,772,250
   532,200  American Greetings Corp. Cl A           14,756,861     15,234,225
   122,500  CACI International Inc.*<F3>             1,913,547      2,128,437
   120,000  Cannondale Corp.*<F3>                    2,633,400      2,790,000
   327,800  Lewis Galoob Toys, Inc.*<F3>             7,058,093      9,588,150
   511,500  Interstate Hotels Company*<F3>          11,779,546     14,130,188
   206,800  National Media Corp.*<F3>                3,559,254      3,076,150
   420,000  Red Roof Inns, Inc.*<F3>                 6,071,370      5,722,500
                                                  ------------    -----------
                                                    54,032,722     59,441,900
THIS SECTOR IS 10.0% ABOVE YOUR FUND'S COST.

            MACHINERY/CONSTRUCTION & MISCELLANEOUS MANUFACTURING - 0.6%
   167,300  Applied Power Inc.                       4,962,611      5,332,687
   146,200  Chart Industries, Inc.                   2,235,265      2,576,775
   141,300  Chicago Miniature Lamp, Inc.*<F3>        1,327,977      4,274,325
   221,400  Dycom Industries, Inc.*<F3.              2,810,775      2,822,850
   880,500  JLG Industries, Inc.                     5,176,738     16,509,375
   261,250  PAXAR Corp.*<F3>                         4,277,215      4,277,969
   101,700  The Shaw Group, Inc.*<F3>                2,031,369      3,534,075
                                                   -----------    -----------
                                                    22,821,950     39,328,056
THIS SECTOR IS 72.3% ABOVE YOUR FUND'S COST.

            MEDICAL PRODUCTS & SUPPLIES - 1.2%
   210,000  ADAC Laboratories                        4,988,128      4,226,250
   148,000  Advanced Technology
              Laboratories, Inc.*<F3>                4,800,147      4,736,000
   480,000  AmeriSource Health Corp.*<F3>           15,034,002     21,360,000
   126,500  Ballard Medical Products                 2,377,943      2,466,750
   345,800  CNS, Inc.*<F3>                           7,631,252      6,137,950
   298,500  ESC Medical Systems Ltd.*<F3>            7,009,622      9,552,000
   351,500  Graham-Field Health Products, Inc.       3,283,236      2,416,563
   229,500  Physio-Control International Corp.*<F3>  5,214,312      5,794,875
   155,000  Spine-Tech, Inc.*<F3>                    4,184,374      4,340,000
   289,700  Sybron International Corp.*<F3>          8,164,887      8,401,300
   122,100  UROHEALTH Systems, Inc.*<F3>             1,673,656      1,556,775
                                                  ------------    -----------
                                                    64,361,559     70,988,463
THIS SECTOR IS 10.3% ABOVE YOUR FUND'S COST.

            NETWORKING - 7.1%
 2,686,400  3Com Corp.*<F3>                        124,467,837    161,353,243
 3,623,200  Cisco Systems Inc.*<F3>                125,129,299    224,866,662
   448,100  Newbridge Networks Corp.*<F3>           27,610,251     28,566,375
   270,800  Uniphase Corp.*<F3>                      4,499,149     11,441,300
   200,000  Xircom, Inc.*<F3>                        2,700,375      3,250,000
                                                  ------------   ------------
                                                   284,406,911    429,477,580
THIS SECTOR IS 51.0% ABOVE YOUR FUND'S COST.

            OIL/GAS FIELD SERVICES - 11.7%
 1,248,800  Apache Corp.                            36,937,628     37,151,800
   717,400  BJ Services Co.*<F3>                    23,042,422     26,005,750
   375,800  Camco International Inc.                13,431,173     14,045,525
   313,700  Chesapeake Energy Corporation*<F3>      15,995,948     19,645,462
   334,700  Cooper Cameron Corp.*<F3>               13,822,975     19,203,412
   160,000  Daily Petroleum Services Corp.*<F3>      1,320,628      1,400,000
   887,368  Diamond Offshore Drilling, Inc.*<F3>    39,913,285     48,805,240
   218,200  Energy Ventures, Inc.*<F3>               5,351,175      8,837,100
 3,181,600  Global Marine Inc.*<F3>                 46,700,599     50,110,200
   150,000  Houston Exploration Company*<F3>         2,476,060      2,550,000
   174,100  J. Ray McDermott, S.A.*<F3>              4,283,014      5,070,662
 1,091,500  Marine Drilling Companies, Inc.*<F3>    11,505,152     10,505,687
 2,779,100  Noble Drilling Corp.*<F3>               34,396,596     42,033,888
   156,600  Nuevo Energy Co.*<F3>                    6,278,795      6,361,875
 2,897,100  Oryx Energy Co.*<F3>                    47,321,807     51,423,525
   605,100  Pennzoil Co.                            29,739,351     31,994,663
 1,201,700  Phillips Petroleum Co.                  50,342,714     51,372,675
   938,500  Reading & Bates Corp.*<F3>              11,560,459     25,456,813
 1,012,300  Rowan Companies, Inc.*<F3>              16,707,247     18,854,088
 2,197,800  Schlumberger Ltd.                      191,712,892    185,714,100
   416,300  Smith International, Inc.*<F3>          11,868,332     14,622,538
   328,600  Swift Energy Co.*<F3>                    7,927,108      7,886,400
   851,200  Varco International, Inc.*<F3>          15,601,121     15,002,400
   536,200  Vintage Petroleum, Inc.                 12,290,244     15,750,875
                                                   -----------    -----------
                                                   650,526,725    709,804,678
THIS SECTOR IS 9.1% ABOVE YOUR FUND'S COST.

            PHARMACEUTICALS - 2.3%
   480,000  Bio-Technology General Corp.*<F3>        3,952,290      3,810,240
 1,642,200  Genzyme Corp.*<F3>                      48,696,169     41,876,100
   121,400  Medicis Pharmaceutical Corp.*<F3>        5,304,670      5,857,550
   354,200  R.P. Scherer Corp.*<F3>                 17,147,603     17,267,250
   100,000  Serologicals Corp.*<F3>                  2,619,500      3,475,000
 1,377,600  Teva Pharmaceutical Industries
              Ltd. ADR                              61,786,474     63,886,200
                                                  ------------   ------------
                                                   139,506,706    136,172,340
THIS SECTOR IS 2.4% BELOW YOUR FUND'S COST.

            RETAILING - 12.5%
   963,300  Claire's Stores, Inc.                    9,666,762     20,590,538
 1,096,800  CompUSA Inc.*<F3>                       27,416,650     59,227,200
   882,000  Consolidated Stores Corp.*<F3>          27,538,718     35,280,000
 1,162,875  Dollar General Corp.                    28,766,768     36,194,484
   425,000  French Fragrances Inc.*<F3>              2,550,000      2,975,000
 5,498,000  Gap, Inc.                              131,404,148    158,754,750
   453,100  Hollywood Entertainment Corp.*<F3>       9,683,751      9,288,550
   368,200  Mac Frugal's Bargainso
              Close-outs Inc.*<F3>                   8,120,023      8,698,725
 2,153,700  Melville Corp.                          94,570,025     95,032,012
   290,700  NBTY Inc.*<F3>                           3,669,756      4,796,550
    61,600  Neiman-Marcus Group, Inc.*<F3>           2,161,722      2,171,400
   122,500  The North Face, Inc.*<F3>                1,987,501      3,460,625
 1,191,200  Payless ShoeSource, Inc.*<F3>           38,000,420     40,054,100
   874,100  Pier 1 Imports, Inc.                    11,685,268     14,094,863
   222,800  Proffitt's Inc.*<F3>                     5,052,445      8,800,600
 3,535,800  Sears, Roebuck and Co.                 150,043,388    158,227,050
   433,100  Sunglass Hut International, Inc.*<F3>    6,814,266      6,902,748
   478,400  Thrifty PayLess Holdings, Inc. Cl B*<F3> 7,944,103      8,910,200
 2,232,400  TJX Companies, Inc.                     63,055,117     80,087,350
                                                  ------------   ------------
                                                   630,130,831    753,546,745
THIS SECTOR IS 19.6% ABOVE YOUR FUND'S COST.

            SEMICONDUCTORS & RELATED - 4.6%
   327,000  Digital Microwave Corp.*<F3>             6,731,205      7,521,000
 2,599,100  Intel Corp.                            187,540,404    248,052,906
   130,000   Jabil Circuit, Inc.*<F3>                2,230,818      2,275,000
    55,000  Photronics, Inc.*<F3>                    1,540,418      1,705,000
   287,300  Sanmina Corp.*<F3>                       7,251,211     11,563,825
    72,500  Semtech Corp.*<F3>                         895,512        915,312
   437,300  Xicor, Inc.*<F3>                         5,015,352      5,083,613
                                                   -----------    -----------
                                                   211,204,920    277,116,656
THIS SECTOR IS 31.2% ABOVE YOUR FUND'S COST.

            SOFTWARE - 11.7%
   837,000  Adobe Systems Inc.                      30,200,523     31,178,250
 1,854,900  BMC Software, Inc.*<F3>                 68,804,980    147,464,550
   827,450  Cadence Design Systems, Inc.*<F3>       11,356,098     29,581,337
   521,400  Cheyenne Software, Inc.*<F3>             9,364,303     11,210,100
   966,900  Cognos Inc.*<F3>                        11,047,564     31,545,112
 3,641,000  Computer Associates International,
              Inc.                                 202,953,366    217,549,750
   935,000  Compuware Corp.*<F3>                    34,826,529     42,776,250
   265,000  Datastream Systems, Inc.*<F3>            6,710,397      8,016,250
   276,000  Datawatch Corp.*<F3>                     2,960,788      2,311,500
   271,000  IKOS Systems, Inc.*<F3>                  3,624,500      5,386,125
 3,275,100  Informix Corp.*<F3>                     82,531,777     91,293,413
   140,000  Insight Enterprises, Inc.*<F3>           3,611,293      5,232,500
   110,500  Kronos Inc.*<F3>                         3,524,249      3,397,875
   616,300  McAffee Associates, Inc.*<F3>           32,249,222     42,524,700
   208,400  Parametric Technology Corp.*<F3>         9,173,990     10,289,750
   376,700  PC DOCS Group International Inc.*<F3>    7,128,145      5,085,450
    46,000  Project Software & Development,
              Inc.*<F3>                              1,474,489      1,943,500
   546,100  Structural Dynamics Research Corp.*<F3> 10,578,367     13,038,138
   296,800  Vanstar Corporation*<F3>                 4,236,632      7,197,400
                                                   -----------    -----------
                                                   536,357,212    707,021,950
THIS SECTOR IS 31.8% ABOVE YOUR FUND'S COST.

            TRANSPORTATION - 1.0%
   259,900  AirNet Systems Inc.*<F3>                 3,877,584      3,703,575
   548,900  Comair Holdings, Inc.                   13,267,786     12,899,150
   505,400  Mesa Air Group, Inc.*<F3>                6,730,315      4,611,775
   257,800  Miller Industries, Inc.*<F3>             4,742,485     10,183,100
   200,000  SkyWest, Inc.                            3,789,424      2,850,000
 1,601,400  USAir Group, Inc.*<F3>                  29,720,974     26,423,100
                                                   -----------    -----------
                                                    62,128,568     60,670,700
THIS SECTOR IS 2.3% BELOW YOUR FUND'S COST.

            MISCELLANEOUS - 2.5%
   371,900  CALPINE Corporation*<F3>                 5,950,400      5,950,400
   171,800  Fairfield Communities, Inc.*<F3>         2,863,958      3,199,775
   477,200  Genesco Inc.*<F3>                        4,352,560      4,473,750
   384,300  The B. F. Goodrich Company              16,528,651     17,341,538
   178,900  Olin Corp.                              14,834,098     15,027,600
 1,512,600  Praxair, Inc.                           49,215,339     65,041,800
   541,100  UCAR International Inc.*<F3>            22,112,636     21,914,550
   461,300  United Waste Systems, Inc.*<F3>          8,931,662     16,030,175
                                                  ------------    -----------
                                                   124,789,304    148,979,588
THIS SECTOR IS 19.4% ABOVE YOUR FUND'S COST.

            WARRANTS - 0.0%
        43  Sound Advice, Inc.
              Warrants*<F3>, 06/14/99                        0              0
                                                 -------------  -------------
            Total common stocks                  4,790,578,779  5,989,446,297

SHORT-TERM INVESTMENTS - 0.9% (A)<F4>

            COMMERCIAL PAPER - 0.7%
$20,000,000 The CIT Group Holdings, Inc.,
            due 10/01/96, discount of 5.66%         20,000,000     20,000,000
10,000,000  Prudential Funding Corp.,
            due 10/02/96, discount of 5.33%          9,998,519      9,998,519
10,000,000  The CIT Group Holdings, Inc.,
            due 10/04/96, discount of 5.35%          9,995,542      9,995,542
 5,000,000  General Electric Capital Corp.,
            due 10/07/96, discount of 5.35%          4,995,542      4,995,542
                                                 -------------   ------------
            Total commercial paper                  44,989,603     44,989,603

            VARIABLE RATE DEMAND NOTES - 0.2%
 6,251,136  Johnson Controls, Inc.                   6,251,136      6,251,136
 4,185,000  Wisconsin Electric Power Co.             4,185,000      4,185,000
                                                 -------------  -------------
            Total variable rate demand notes        10,436,136     10,436,136
                                                 -------------  -------------
            Total short-term investments            55,425,739     55,425,739
                                                 -------------  -------------
            Total investments                   $4,846,004,518  6,044,872,036
                                                 -------------
                                                 -------------
            LIABILITIES, LESS CASH AND
            RECEIVABLES (0.1%) (A)<F4>                            (6,571,359)
                                                                -------------
              NET ASSETS                                       $6,038,300,677
                                                                -------------
                                                                -------------
            Net Asset Value Per Share
            ($0.01 par value 500,000,000
            shares authorized), offering
            and redemption price
            ($6,038,300,677 / 183,925,965
            shares outstanding)                                        $32.83
                                                                       ------
                                                                       ------

     * <F3>Non-income producing security.
     (a)<F4>Percentages of various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

NEWS FROM YOUR CUSTODIAN . . .

You'll notice a change on your next statement from Firstar Trust. In order to prevent the possibility of fraudulent use of your social security number or tax identification number, it will no longer be printed on any statement unless your statement reflects an initial purchase into the Fund. In the box where the number normally appeared, it will read "on file" if Firstar has your number or "specify" if they need it from you.

BRANDYWINE FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended September 30, 1996

INCOME:
  Dividends                                                     $25,149,470
  Interest                                                        7,029,642
                                                                -----------
  Total income                                                   32,179,112
                                                                -----------

EXPENSES:
  Management fees                                                49,114,962
  Custodian fees                                                    842,386
  Registration fees                                                 801,335
  Transfer agent fees                                               538,835
  Printing and postage expense                                      395,133
  Administrative services                                           345,075
  Professional fees                                                  37,606
  Other expenses                                                    139,030
                                                                -----------
  Total expenses                                                 52,214,362
                                                                -----------
NET INVESTMENT LOSS                                            (20,035,250)
                                                                -----------
NET REALIZED GAIN ON INVESTMENTS                                214,708,928
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS          362,502,998
                                                                -----------
NET GAIN ON INVESTMENTS                                         577,211,926
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $557,176,676
                                                                -----------
                                                                -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1996 and 1995

                                                             1996          1995
                                                            -----        ------
OPERATIONS:
  Net investment loss                               $(20,035,250)  $(10,067,903)
  Net realized gain on investments                    214,708,928    486,983,910
  Net increase in unrealized appreciation
    on investments                                    362,502,998    676,704,147
                                                     ------------   ------------
  Net increase in net assets resulting
     from operations                                  557,176,676  1,153,620,154
                                                      -----------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gains
    ($3.84486 and $1.45255 per share,                         <F5>
     respectively)                                  (479,170,817)* (132,629,398)
                                                     ------------  -------------

Fund Share Activities:
  Proceeds from shares issued (68,912,081 and
     41,807,549 shares, respectively)               2,054,823,129  1,178,735,039
  Net asset value of shares issued in distributions
    (15,557,840 and 5,354,806 shares, respectively)   439,669,031    123,963,752
  Cost of shares redeemed (22,514,291 and
    15,663,300 shares, respectively)                (671,681,532)  (426,759,741)
                                                     ------------   ------------
  Net increase in net assets derived from
    Fund share activities                           1,822,810,628    875,939,050
                                                    -------------   ------------
  TOTAL INCREASE                                    1,900,816,487  1,896,929,806

NET ASSETS AT THE BEGINNING OF THE YEAR             4,137,484,190  2,240,554,384
                                                    -------------  -------------
NET ASSETS AT THE END OF THE YEAR                  $6,038,300,677 $4,137,484,190
                                                    ------------- --------------
                                                    ------------- --------------

*<F5>Total distribution includes $386,543,539 of ordinary income, of which 3% is eligible for the corporate dividends received deduction.

The accompanying notes to financial statements are an integral part of these statements.


BRANDYWINE FUND, INC.
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                 YEARS ENDED SEPTEMBER 30,
                                                   ------------------------------------------------------------------
                                                     1996      1995      1994      1993      1992      1991      1990
                                                   ------    ------    ------    ------    ------    ------    ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                 $33.92    $24.77    $28.04    $19.36    $20.52    $15.79    $17.87
Income from investment operations:
  Net investment (loss) income                     (0.08)(1) (0.10)      0.03    (0.02)      0.04      0.27      0.11
  Net realized and unrealized gains (losses)           <F6>
    on investments                                   2.83     10.70    (0.43)      9.25      1.04      5.74    (1.48)
                                                  -------   -------  --------  --------  --------  --------  --------
Total from investment operations                     2.75     10.60    (0.40)      9.23      1.08      6.01    (1.37)
Less distributions:
  Dividends from net investment
    income                                             --        --        --    (0.01)    (0.13)    (0.28)    (0.03)
  Distributions from net realized
    gains                                          (3.84)    (1.45)    (2.87)    (0.54)    (2.11)    (1.00)    (0.68)
                                                  -------   -------  --------  --------  --------  --------  --------
Total from distributions                           (3.84)    (1.45)    (2.87)    (0.55)    (2.24)    (1.28)    (0.71)
                                                  -------   -------  --------  --------  --------  --------  --------
Net asset value, end of year                       $32.83    $33.92    $24.77    $28.04    $19.36    $20.52    $15.79
                                                  -------   -------  --------  --------  --------  --------  --------
                                                  -------   -------  --------  --------  --------  --------  --------
Total Investment Return                             10.0%     45.5%    (1.4%)     48.6%      5.9%     41.4%    (7.9%)
Ratios/Supplemental Data:
Net assets, end of year (in 000's $)            6,038,301 4,137,484 2,240,554 1,413,253   695,128   527,808   271,856
Ratio of expenses to average net assets             1.06%     1.07%     1.09%     1.08%     1.10%     1.09%     1.12%
Ratio of net investment (loss) income
  to average net assets                            (0.4%)    (0.4%)      0.1%    (0.1%)      0.2%      1.5%      0.9%
Portfolio turnover rate                            202.8%    193.7%    190.2%    150.4%    188.9%    187.9%    157.7%
Average Commission Per Share*<F7>                  0.0599

(1)<F6>Net investment loss per share is calculated using ending balances prior to consideration of adjustments for book and tax differences.
*<F7>Disclosure required for fiscal years beginning after 9/1/95.


                                                    YEARS ENDED SEPTEMBER 30,
                                                    -------------------------
                                                     1989      1988      1987
                                                    -----     -----    ------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                 $12.89    $17.00    $11.01
Income from investment operations:
  Net investment (loss) income                       0.03      0.06    (0.02)
  Net realized and unrealized gains (losses)
    on investments                                   4.99    (3.29)      6.04
                                                  -------   -------   -------
Total from investment operations                     5.02    (3.23)      6.02
Less distributions:
  Dividends from net investment
    income                                         (0.04)        --    (0.03)
  Distributions from net realized
    gains                                              --    (0.88)        --
                                                  -------   -------   -------
Total from distributions                           (0.04)    (0.88)    (0.03)
                                                  -------   -------   -------
Net asset value, end of year                       $17.87    $12.89    $17.00
                                                  -------   -------   -------
                                                  -------   -------   -------
Total Investment Return                             39.0%   (17.6%)     54.8%
Ratios/Supplemental Data:
Net assets, end of year (in 000's $)              169,745   122,863   127,777
Ratio of expenses to average net assets             1.13%     1.16%     1.18%
Ratio of net investment (loss) income
  to average net assets                              0.2%      0.3%    (0.2%)
Portfolio turnover rate                             91.0%    107.4%    146.8%
Average Commission Per Share*<F7>


(1)<F6>investment loss per share is calculated using ending balances prior to consideration of adjustments for book and tax differences. *<F7>losure required for fiscal years beginning after 9/1/95.

The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
September 30, 1996

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of Maryland on October 9, 1985. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. The cost amount of securities for Federal income tax purposes aggregates $4,850,447,168. The difference between cost amounts for book purposes and tax purposes is due to deferred wash losses.

     (b) Net realized gains and losses on common stock are com-puted on the basis of the cost of specific certificates.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock. At September 30, 1996 the Fund had no such permanent differences.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

     The Fund has a management agreement with Friess Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consult-ant paid by the Adviser.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains are distributed to shareholders. The Board of Directors of the Fund has declared a distribution of all net realized gains to be paid on October 28, 1996 to shareholders of record of October 24, 1996. The percentage of ordinary income which is eligible for the corporate dividends received deduction for this income distribution is 100%.

(4)  INVESTMENT TRANSACTIONS

     For the year ended September 30, 1996, purchases and proceeds of sales of investment securities (excluding short-term investments) were $11,125,269,004 and $9,801,980,086, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

  As of September 30, 1996, liabilities of the Fund included the following:

  Payable to brokers for
    investments purchased                                        $134,205,761
  Payable to Adviser for management fees                            4,789,075
  Other liabilities                                                   798,899

(6)  SOURCES OF NET ASSETS

  As of September 30, 1996, the sources of net assets were as follows:

  Fund shares issued and outstanding                           $4,647,019,440
  Net unrealized appreciation
    on investments                                              1,198,867,518
  Undistributed net realized gains
    and losses                                                    192,413,719
                                                                -------------
                                                               $6,038,300,677
                                                               --------------
                                                               --------------

Aggregate net unrealized appreciation as of September 30, 1996 consisted of the following:

  Aggregate gross
    unrealized appreciation                                    $1,244,575,905
  Aggregate gross unrealized
    depreciation                                                 (45,708,387)
                                                               --------------
  Net unrealized appreciation                                  $1,198,867,518
                                                               --------------
                                                               --------------

(PRICE WATERHOUSE LLP LOGO)
3100 MULTIFOODS TOWER
33 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402

REPORT OF INDEPENDENT ACCOUNTANTS
October 7, 1996

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  OF BRANDYWINE FUND, INC.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Fund, Inc. (the "Fund") at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

MARKET CAP . . .

The most considerable shift in your market cap this quarter occurred in your large cap holdings -- those above $5 billion -- increasing from 36.3 percent of the June portfolio to 40 percent currently. The purchase of Intel Corp. and its subsequent 31 percent gain, as well as a 53 percent increase in the market price of Dell Computer which moved it up into the large cap category, helped raise your investment in this group.

Also, new purchases and subsequent gains in Compaq Computer, Cisco Systems, and Computer Associates contributed to your large cap growth. Together, these companies brought in nearly $60 million during the quarter.

Your companies in the mid cap category were tapered back from 44.7 percent to
43.4 percent this quarter as you sold Ensco International, Seagate Technology while trimming your positions in Beneficial Corp., Apache Corp., and Cadence Design System, and nailing down $22 million in profits.

The sale of Intimate Brands, Global Industries, FileNet Corp., Trans World Airlines, and Coventry Corp. brought your small cap holdings to 15.7 percent from 17.5 percent in June.

YOUR COMPANIES' MARKET CAPTIALIZATION

CASH 0.9%
SMALL CAP 15.7%
MID CAP 43.4%
LARGE CAP 40.4%

BOARD OF DIRECTORS

John E. Burris
Chairman
Burris Foods, Inc.
Milford, Delaware

Foster S. Friess
President
Friess Associates, Inc.
Jackson, Wyoming

Stig Ramel
Former President
Nobel Foundation
Stockholm, Sweden

(800) 656-3017

Investment Adviser: FRIESS ASSOCIATES, INC.
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY

Independent Accountants: PRICE WATERHOUSE LLP
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster S. Friess, President and Treasurer; Clarke Adams, Vice
President;
William F. D'Alonzo, Vice President; Carl S. Gates, Vice President; Paul R. Robinson, Vice President; and Lynda J. Campbell, Secretary

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Fund unless accompanied or preceded by the Fund's current prospectus.

Report editor: Lynda J. Campbell
Report Staff: Margaret Barton, Rebecca A. Buswell, Paul R. Robinson